UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010 (April 7, 2010)

LYNX ACQUISITON, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52088	26-0133326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Sands Brothers Venture Capital LLC 15 Valley Drive Greenwich, CT	06831
(Address of principal executive offices)	(Zip Code)

(203) 661-7500
(Registrant’s telephone number, including area code)
None
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 7, 2010, Lynx Acquisition, Inc. (the “Company”) issued four promissory notes, bearing twelve percent (12%) interest annually, in the principal amounts of $2,500, $5,000, $10,000, and $2,500 to Sands Brothers Venture Capital LLC, Sands Brothers Venture Capital II LLC, Sands Brothers Venture Capital III LLC and Sands Brothers Venture Capital IV LLC, respectively (the “April 2010 Notes”), for an aggregate of $20,000.  The April 2010 Notes and all accrued interest mature on the date upon which the Company completes a merger transaction or similar transaction, and if no merger or similar transaction is consummated, the notes will mature on December 31, 2012.  A form of the April 2010 Notes is attached hereto as Exhibit 4.1.  The description of the April 2010 Notes herein is intended to be a summary and is qualified in its entirety by the terms and conditions of the form of the April 2010 Notes attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit Number	Description
4.1	Form of April 2010 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYNX ACQUISITION, INC.

Date: April 13, 2010	By:	/s/ Scott Baily
Scott Baily
President